Exhibit 99.1

  Transatlantic Holdings, Inc. Announces Record Quarterly Net Income

    NEW YORK--(BUSINESS WIRE)--July 26, 2007--Transatlantic Holdings, Inc. (NYSE: TRH) today reported that its net income for the second quarter of 2007 increased 20.3 percent to $125.7 million, or $1.89 per common share (diluted), compared to $104.4 million, or $1.58 per common share (diluted), in the second quarter of 2006. Net income for the first six months of 2007 increased 12.8 percent to $232.9 million, or $3.50 per common share (diluted), compared to $206.4 million, or $3.12 per common share (diluted), in the first six months of 2006.

    "Transatlantic's record quarterly net income resulted from both strong underwriting performance and investment income growth," said Robert F. Orlich, President and Chief Executive Officer. "For the first six months of 2007, annualized GAAP return on equity was 15.4 percent.

    "While market conditions remained challenging, our underwriting result was the product of disciplined decisions and favorable loss trends. In addition, Transatlantic's well-established franchise continues to benefit from our broad product and geographic diversity, as well as our reputation for client service, superior financial strength and stability."

    Income before income taxes for the second quarter of 2007 amounted to $151.9 million compared to $132.1 million in the second quarter of 2006. These results include pre-tax realized net capital gains (losses) of $1.9 million and ($1.3) million in the second quarter of 2007 and 2006, respectively. For the first six months of 2007, income before income taxes amounted to $288.5 million compared to $259.9 million in the first six months of 2006. These results include pre-tax realized net capital gains of $17.3 million and $4.4 million in the first six months of 2007 and 2006, respectively.

    In addition, income before income taxes in the second quarter and first six months of 2007 included estimated pre-tax net catastrophe costs of $13.9 million and $53.7 million, respectively. Catastrophe costs incurred in the 2007 second quarter principally reflect costs related to floods in the UK and storms in Australia. The computation of these costs involves a significant amount of judgment and is based on information presently available. Net catastrophe costs for the second quarter and first six months of 2006 totaled $6.1 million and $14.7 million, respectively, principally related to events occurring in 2005.

    Net premiums written for the second quarter of 2007 amounted to $983.1 million compared to $913.6 million in the same 2006 quarter, an increase of 7.6 percent. Net premiums written for the first six months of 2007 increased 7.6 percent to $1,967.2 million compared to $1,828.0 million in the first six months of 2006. (Refer to the table in the Consolidated Statistical Supplement presenting the effect of changes in foreign currency exchange rates on the increase in net premiums written between periods.) International business represented 49 percent of net premiums written in the first six months of 2007 versus 51 percent in the comparable 2006 period.

    Net losses and loss adjustment expenses incurred include net adverse development related to losses (including catastrophe events) occurring in prior years which totaled $35.7 million and $65.2 million for the first six months of 2007 and 2006, respectively.

    The combined ratio for the second quarter of 2007 was 94.9% versus 96.1% in the second quarter of 2006. The combined ratio for each of the first six months of 2007 and 2006 was 96.3%. The aggregate net impact of pre-tax catastrophe costs and net adverse development related to losses occurring in prior years added 3.2% and 2.9% to the combined ratio for the second quarter of 2007 and 2006, respectively, and 4.4% and 3.3% to the combined ratio for the first six months of 2007 and 2006, respectively.

    Net loss and loss adjustment expense reserves increased $43.8 million during the second quarter of 2007, bringing the amount of such reserves to $6.45 billion at June 30, 2007. (Refer to the analysis of changes in net loss and loss adjustment expense reserves in the Consolidated Statistical Supplement for additional information.)

    TRH's loss and loss adjustment expense ratio represents net losses and loss adjustment expenses expressed as a percentage of net premiums earned. The underwriting expense ratio represents the sum of net commissions and other underwriting expenses expressed as a percentage of net premiums written. The combined ratio represents the sum of the loss and loss adjustment expense ratio and the underwriting expense ratio. Net loss and loss adjustment expense reserves represent unpaid losses and loss adjustment expenses, net of related reinsurance recoverable. The combined ratio and its components, as well as net loss and loss adjustment expense reserves, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities, as these are standard measures in the insurance and reinsurance industries. Annualized GAAP return on equity for the first six months of 2007 represents the first six months' net income multiplied by two expressed as a percentage of average stockholders' equity for the first six months of 2007.

    Net investment income increased 10.5 percent in the second quarter of 2007 to $119.3 million compared to $107.9 million reported in the second quarter of 2006. For the first six months of 2007, net investment income increased 12.0 percent to $235.4 million compared to $210.2 million in the same prior year period. At June 30, 2007, investments and cash totaled $11.52 billion. (Refer to the analysis of net investment income in the Consolidated Statistical Supplement for additional information.)

    TRH adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109," in the first quarter of 2007. The impact upon adoption was not material to TRH's financial position, results of operations or cash flows. In the second quarter of 2007, TRH has recognized a previously disclosed unrecognized tax benefit of $5.3 million, in accordance with the standard. As a result, income tax expense for each of the second quarter and first six months of 2007 has been reduced by such amount.

    At June 30, 2007, TRH's consolidated assets and stockholders' equity were $14.42 billion and $3.11 billion, respectively. Book value per common share was $46.95.

    In the second quarter of 2007, the Board of Directors declared a quarterly cash dividend of $0.16 per common share to stockholders of record as of September 7, 2007, payable on September 14, 2007. This represents an 18.5 percent increase over the prior quarterly dividend.

    Visit -- www.transre.com -- for additional information about TRH.



Caution concerning forward-looking statements:


    This press release contains forward-looking statements, including management's beliefs about market conditions and expectations regarding the aggregate net impact on operating results from recent catastrophe losses, within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. Please refer to TRH's Annual Report on Form 10-K for the year ended December 31, 2006, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 as well as its future filings and reports filed with or furnished to the Securities and Exchange Commission for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

    Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Arlington, Chicago, Columbus, Overland Park, San Francisco, Toronto, Miami (serving Latin America and the Caribbean), Panama, Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Stockholm, Warsaw, Johannesburg, Hong Kong, Shanghai, Tokyo and Sydney. Its subsidiaries, Transatlantic Reinsurance Company(R), Trans Re Zurich and Putnam Reinsurance Company, offer reinsurance capacity on both a treaty and facultative basis -- structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.



            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Financial Data

Statement of Operations Data:
                                         Three Months Ended
                                              June 30,
                                       -----------------------
                                          2007        2006     Change
                                       ----------- ----------- -------
                                        (in thousands, except
                                            per share data)
Revenues:
  Net premiums written                 $  983,084  $  913,599     7.6%
  Increase in net
       unearned premiums                  (34,974)     (4,450)
                                       ----------- -----------
  Net premiums earned                     948,110     909,149     4.3
  Net investment income                   119,264     107,926    10.5
  Realized net capital gains (losses)       1,882      (1,329)
                                       ----------- -----------
       Total revenues                   1,069,256   1,015,746     5.3
                                       ----------- -----------

Expenses:
  Net losses and loss
       adjustment expenses                641,931     618,788
  Net commissions                         239,112     232,448
  Other underwriting expenses              28,457      23,437
  Increase in deferred
       acquisition costs                   (9,067)     (3,915)
  Interest on senior notes                 10,855      10,851
  Other, net                                6,054       2,073
                                       ----------- -----------
       Total expenses                     917,342     883,682
                                       ----------- -----------

Income before income taxes                151,914     132,064    15.0
Income taxes                               26,252      27,625
                                       ----------- -----------
Net income                             $  125,662  $  104,439    20.3
                                       =========== ===========

----------------------------------------------------------------------
Net income per common share:
  Basic                                $     1.90  $     1.58    20.0
  Diluted                                    1.89        1.58    19.6

Cash dividends per common share             0.160       0.135    18.5

Weighted average common
  shares outstanding:
  Basic                                    66,100      65,940
  Diluted                                  66,629      66,204

----------------------------------------------------------------------
Ratios:
  Loss and loss adjustment expense           67.7 %      68.1 %
  Underwriting expense                       27.2        28.0
  Combined                                   94.9        96.1

----------------------------------------------------------------------


Statement of Operations Data:
                                          Six Months Ended
                                              June 30,
                                       -----------------------
                                          2007        2006     Change
                                       ----------- ----------- -------
                                       (in thousands, except
                                           per share data)
Revenues:
  Net premiums written                 $1,967,248  $1,828,006     7.6%
  Increase in net
       unearned premiums                  (54,017)    (11,144)
                                       ----------- -----------
  Net premiums earned                   1,913,231   1,816,862     5.3
  Net investment income                   235,421     210,247    12.0
  Realized net capital gains (losses)      17,279       4,380
                                       ----------- -----------
       Total revenues                   2,165,931   2,031,489     6.6
                                       ----------- -----------

Expenses:
  Net losses and loss
       adjustment expenses              1,317,570   1,251,695
  Net commissions                         486,697     455,863
  Other underwriting expenses              53,630      44,283
  Increase in deferred
       acquisition costs                  (13,423)     (7,051)
  Interest on senior notes                 21,708      21,700
  Other, net                               11,220       5,133
                                       ----------- -----------
       Total expenses                   1,877,402   1,771,623
                                       ----------- -----------

Income before income taxes                288,529     259,866    11.0
Income taxes                               55,638      53,454
                                       ----------- -----------
Net income                             $  232,891  $  206,412    12.8
                                       =========== ===========

----------------------------------------------------------------------
Net income per common share:
  Basic                                $     3.52  $     3.13    12.6
  Diluted                                    3.50        3.12    12.3

Cash dividends per common share             0.295       0.255    15.7

Weighted average common
  shares outstanding:
  Basic                                    66,075      65,931
  Diluted                                  66,543      66,230

----------------------------------------------------------------------
Ratios:
  Loss and loss adjustment expense           68.9 %      68.9 %
  Underwriting expense                       27.4        27.4
  Combined                                   96.3        96.3




            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data
              As of June 30, 2007 and December 31, 2006

Balance Sheet Data:
                                                 2007         2006
                                             ------------ ------------
                                              (in thousands, except
                                                    share data)
                   ASSETS
Investments and cash:
  Fixed maturities:
     Held to maturity, at amortized cost
      (fair value: 2007-$1,260,764; 2006-
      $1,291,634)                            $ 1,251,999  $ 1,254,017
     Available for sale, at fair value
      (amortized cost: 2007-$7,283,988;
      2006-$6,943,290) (pledged, at fair
      value: 2007-$1,490,424; 2006-
      $1,577,864)                              7,257,162    7,061,090
  Equities:
     Available for sale, at fair value:
        Common stocks (cost: 2007-$607,240;
         2006-$577,096) (pledged, at fair
         value: 2007-$77,656; 2006-$41,187)      653,739      624,405
        Nonredeemable preferred stocks
         (cost: 2007-$210,071; 2006-
         $229,066)                               215,470      236,846
     Trading, at fair value, principally
      common stocks (cost: 2007-$47,119;
      2006-$37,397) (pledged, at fair value:
      2007-$4,141)                                46,294       38,232
  Other invested assets                          189,228      178,519
  Short-term investment of funds received
   under securities loan agreements            1,623,551    1,694,841
  Short-term investments, at cost
   (approximates fair value)                      55,709       42,882
  Cash and cash equivalents                      223,655      205,264
                                             ------------ ------------
        Total investments and cash            11,516,807   11,336,096
Accrued investment income                        135,264      129,759
Premium balances receivable, net                 658,245      708,579
Reinsurance recoverable on paid and unpaid
 losses and loss adjustment expenses           1,223,724    1,395,192
Deferred acquisition costs                       244,603      231,180
Prepaid reinsurance premiums                     110,202       68,647
Deferred income taxes                            362,466      310,967
Other assets                                     164,823       88,044
                                             ------------ ------------
        Total assets                         $14,416,134  $14,268,464
                                             ============ ============
    LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss adjustment expenses   $ 7,519,715  $ 7,467,949
Unearned premiums                              1,248,344    1,144,022
Payable under securities loan agreements       1,623,551    1,694,841
5.75% senior notes due December 14, 2015:
  Affiliates                                     448,067      447,980
  Other                                          298,711      298,653
Other liabilities                                172,704      256,749
                                             ------------ ------------
        Total liabilities                     11,311,092   11,310,194
                                             ------------ ------------

Preferred Stock, $1.00 par value; shares
 authorized: 5,000,000; none issued                    -            -
Common Stock, $1.00 par value; shares
 authorized: 100,000,000; shares issued:
 2007-67,124,670; 2006-67,026,608                 67,125       67,027
Additional paid-in capital                       238,305      228,480
Accumulated other comprehensive (loss)
 income                                          (33,975)      42,626
Retained earnings                              2,855,506    2,642,056
Treasury Stock, at cost; 988,900 shares of
 common stock                                    (21,919)     (21,919)
                                             ------------ ------------
        Total stockholders' equity             3,105,042    2,958,270
                                             ------------ ------------
        Total liabilities and stockholders'
         equity                              $14,416,134  $14,268,464
                                             ============ ============




            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data

Condensed Cash Flow Data:

                        Three Months Ended       Six Months Ended
                             June 30,                June 30,
                       --------------------- -------------------------
                          2007       2006        2007         2006
                       ---------- ---------- ------------ ------------
                                       (in thousands)
Net cash provided by
 operating activities  $ 164,828  $ 208,639  $   359,577  $   404,443
                       ---------- ---------- ------------ ------------

Cash flows from
 investing activities:
     Proceeds of fixed
      maturities
      available for
      sale sold          354,325    252,032      753,152      366,681
     Proceeds of fixed
      maturities
      available for
      sale redeemed or
      matured            162,993    129,522      280,706      204,323
     Proceeds of
      equities
      available for
      sale sold          264,234    187,149      541,427      299,247
     Purchase of fixed
      maturities
      available for
      sale              (660,699)  (327,799)  (1,328,700)    (735,631)
     Purchase of
      equities
      available for
      sale              (237,457)  (331,590)    (527,621)    (448,798)
     Net sale of other
      invested assets      1,721      1,750        3,725        4,269
     Net sale
      (purchase) of
      short-term
      investment of
      funds received
      under securities
      loan agreements     15,900   (832,998)      87,777     (945,728)
     Net (purchase)
      sale of short-
      term investments    (1,854)     9,449      (10,780)       2,382
     Change in other
      liabilities for
      securities in
      course of
      settlement        (101,337)   (59,997)     (29,922)     (43,074)
     Other, net            9,929        (28)      (9,037)       4,189
                       ---------- ---------- ------------ ------------
         Net cash used
          in investing
          activities    (192,245)  (972,510)    (239,273)  (1,292,140)
                       ---------- ---------- ------------ ------------
Cash flows from
 financing activities:
     Net funds
      (disbursed)
      received under
      securities loan
      agreements         (15,900)   832,998      (87,777)     945,728
     Dividends to
      stockholders        (8,926)    (7,913)     (17,842)     (15,824)
     Proceeds from
      common stock
      issued               2,714        543        2,979        1,434
     Other, net              335       (520)         116       (1,078)
                       ---------- ---------- ------------ ------------
         Net cash
          (used in)
          provided by
          financing
          activities     (21,777)   825,108     (102,524)     930,260
                       ---------- ---------- ------------ ------------
Effect of exchange
 rate changes on cash
 and cash equivalents      1,158      2,710          611        3,661
                       ---------- ---------- ------------ ------------
         Change in
          cash and
          cash
          equivalents    (48,036)    63,947       18,391       46,224
Cash and cash
 equivalents,
 beginning of period     271,691    180,397      205,264      198,120
                       ---------- ---------- ------------ ------------
         Cash and cash
          equivalents,
          end of
          period       $ 223,655  $ 244,344  $   223,655  $   244,344
                       ========== ========== ============ ============

Supplemental cash flow
 information:
     Income taxes
      paid, net        $ 102,991  $  57,343  $   114,191  $    17,876
     Interest paid on
      senior notes        21,563     21,563       21,563       21,563




            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data

Comprehensive Income Data:

                             Three Months Ended    Six Months Ended
                                  June 30,             June 30,
                            -------------------- ---------------------
                               2007      2006       2007       2006
                            ---------- --------- ---------- ----------
                                          (in thousands)
Net income                  $ 125,662  $104,439  $ 232,891  $ 206,412
                            ---------- --------- ---------- ----------

Other comprehensive loss:
  Net unrealized
   depreciation of
   investments, net of tax:
    Net unrealized holding
     losses                  (109,216)  (99,271)  (121,619)  (159,803)
    Deferred income tax
     benefit on above          38,225    34,745     42,567     55,931
    Reclassification
     adjustment for (gains)
     losses included in net
     income                   (11,599)    4,602    (26,386)    (4,307)
    Deferred income tax
     benefit (charge) on
     above                      4,060    (1,611)     9,235      1,507
                            ---------- --------- ---------- ----------
                              (78,530)  (61,535)   (96,203)  (106,672)
                            ---------- --------- ---------- ----------

  Net unrealized currency
   translation gain, net of
   tax:
    Net unrealized currency
     translation gain          14,468    16,883     30,157     10,260
    Deferred income tax
     charge on above           (5,064)   (5,909)   (10,555)    (3,591)
                            ---------- --------- ---------- ----------
                                9,404    10,974     19,602      6,669
                            ---------- --------- ---------- ----------

      Other comprehensive
       loss                   (69,126)  (50,561)   (76,601)  (100,003)
                            ---------- --------- ---------- ----------

Comprehensive income        $  56,536  $ 53,878  $ 156,290  $ 106,409
                            ========== ========= ========== ==========




            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

Supplemental Premium Data:
                              Three Months Ended   Six Months Ended
                                   June 30,            June 30,
                              ------------------ ---------------------
                                2007      2006      2007       2006
                              --------- -------- ---------- ----------

                                           (in thousands)
Net premiums written by
 office:

    Domestic                  $ 493,941 $443,468 $1,009,980 $  889,842
                              --------- -------- ---------- ----------

    International:

       Europe:
           London               196,971  183,238    390,273    364,725
           Paris                 84,380   72,680    171,536    163,781
           Zurich                82,459   83,219    164,096    164,150
                              --------- -------- ---------- ----------
                                363,810  339,137    725,905    692,656
                              --------- -------- ---------- ----------

       Other:
           Toronto               24,471   23,303     46,503     44,742
           Miami (Latin
            America and the
            Caribbean)           57,896   60,351    112,084    123,575
           Hong Kong             21,040   25,520     44,575     50,543
           Tokyo                 21,926   21,820     28,201     26,648
                              --------- -------- ---------- ----------
                                125,333  130,994    231,363    245,508
                              --------- -------- ---------- ----------

    Total international         489,143  470,131    957,268    938,164
                              --------- -------- ---------- ----------

Total net premiums written    $ 983,084 $913,599 $1,967,248 $1,828,006
                              ========= ======== ========== ==========


Net effect of changes in
 foreign currency exchange
 rates on the increase in net
 premiums written in 2007 as
 compared to 2006:
                                Three      Six
                               Months   Months
                                Ended     Ended
                              June 30,  June 30,
                              --------- --------
    Increase in original
     currency                       5.9%     5.8%
    Foreign exchange effect         1.7      1.8
                              --------- --------
    Increase as reported in
     U.S. dollars                   7.6%     7.6%
                              ========= ========




            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

Supplemental Premium Data (continued):

Other net premiums written data (estimated):

                            Three Months Ended    Six Months Ended
                                 June 30,             June 30,
                            ------------------- ---------------------
                               2007      2006      2007       2006
                            ---------- -------- ---------- ----------

  Treaty                          95.9%    95.2%      96.2%      95.6%
  Facultative                      4.1      4.8        3.8        4.4
                            ---------- -------- ---------- ----------
                                 100.0%   100.0%     100.0%     100.0%
                            ========== ======== ========== ==========

  Property                        30.2%    29.3%      29.9%      28.4%
  Casualty                        69.8     70.7       70.1       71.6
                            ---------- -------- ---------- ----------
                                 100.0%   100.0%     100.0%     100.0%
                            ========== ======== ========== ==========

Total gross premiums
 written (in thousands)     $1,075,354 $994,046 $2,171,314 $2,040,908
                            ========== ======== ========== ==========

Source of gross premiums
 written:

  Affiliates                      13.9%    15.6%      14.0%      16.1%
  Other                           86.1     84.4       86.0       83.9
                            ---------- -------- ---------- ----------
                                 100.0%   100.0%     100.0%     100.0%
                            ========== ======== ========== ==========


Supplemental Net Loss and Loss Adjustment
  Expense Reserve Data:

Changes in net loss and loss adjustment
  expense reserves:
                            Three Months Ended    Six Months Ended
                                 June 30,             June 30,
                            ------------------- ---------------------
                               2007      2006      2007       2006
                            ---------- -------- ---------- ----------
                                          (in millions)
  Reserve for net unpaid
   losses and loss
   adjustment expenses at
   beginning of period      $  6,406.7 $5,737.4 $  6,207.2 $  5,690.4
  Net losses and loss
   adjustment expenses
   incurred                      641.9    618.8    1,317.6    1,251.7
  Net losses and loss
   adjustment expenses paid      637.8    544.8    1,106.0    1,155.3
  Foreign exchange effect         39.7     81.3       31.7      105.9
                            ---------- -------- ---------- ----------
  Reserve for net unpaid
   losses and loss
   adjustment expenses at
   end of period            $  6,450.5 $5,892.7 $  6,450.5 $  5,892.7
                            ========== ======== ========== ==========




            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

Supplemental Investment Data:
Net investment income:
                                  Three Months Ended  Six Months Ended
                                       June 30,           June 30,
                                 -------------------- ----------------
                                    2007      2006      2007    2006
                                 ---------- --------- -------- -------
                                             (in millions)
 Fixed maturities                 $   96.5   $  87.6   $190.2  $173.3
 Equities                              7.9       9.5     18.0    15.3
 Other invested assets
     (limited partnerships)           12.9       8.6     21.2    18.2
 Other                                 4.0       5.2     10.4     9.2
                                 ---------- --------- -------- -------
     Total investment income         121.3     110.9    239.8   216.0
 Investment expenses                  (2.0)     (3.0)    (4.4)   (5.8)
                                 ---------- --------- -------- -------
     Net investment income        $  119.3   $ 107.9   $235.4  $210.2
                                 ========== ========= ======== =======




Investments by category:
                                                    June 30, 2007
                                                ---------------------
                                                  Amount     Percent
                                                ----------- ---------
                                                (dollars in thousands)
Fixed maturities:
   Held to maturity (at amortized cost):
       Domestic municipal                       $ 1,251,999      10.9%
                                                ----------- ---------

   Available for sale (at fair value):
       Corporate                                  1,859,302      16.2
       U.S. Government and government agencies      314,365       2.7
       Foreign government                           289,300       2.5
       Domestic and foreign municipal             4,794,195      41.6
                                                ----------- ---------
                                                  7,257,162      63.0
                                                ----------- ---------
           Total fixed maturities                 8,509,161      73.9
                                                ----------- ---------
Equities:
   Available for sale:
       Common stocks                                653,739       5.7
       Nonredeemable preferred stocks               215,470       1.9
                                                ----------- ---------
                                                    869,209       7.6
   Trading, principally common stocks                46,294       0.4
                                                ----------- ---------
           Total equities                           915,503       8.0
                                                ----------- ---------
Other invested assets                               189,228       1.6
Short-term investment of funds received
   under securities loan agreements               1,623,551      14.1
Short-term investments                               55,709       0.5
Cash and cash equivalents                           223,655       1.9
                                                ----------- ---------
           Total investments and cash           $11,516,807     100.0%
                                                =========== =========




            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

Supplemental Investment Data (continued):

Fixed maturities portfolio data:

                              ----------- ----------  ---------------
   Ratings as of June 30,
    2007:                       Held to   Available
                                Maturity   for Sale        Total
                              ----------- ----------  ---------------

       Aaa                           11.8%      55.1%            66.9%
       Aa                             2.4       26.1             28.5
       A                              0.5        3.5              4.0
       Baa                              -        0.3              0.3
       Not rated                        -        0.3              0.3
                              ----------- ----------  ---------------
          Total                      14.7%      85.3%           100.0%
                              =========== ==========  ===============

   Duration as of June 30,
    2007:                           5.8 years

Other investment data:

                                Three Months Ended      Six Months
                                                           Ended
                                     June 30,            June 30,
                              ----------------------  ---------------
                                 2007        2006       2007    2006
                              ----------- ----------  -------- ------

Pre-tax yield on fixed
 maturity portfolio (a)               4.5%       4.5%      4.4%   4.4%

Effective tax rate on net
 investment income (b)               17.0%      16.3%     17.2%  16.6%

(a)Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.
(b)Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:
                              (Estimated)
                               June 30,   December 31,
                                 2007         2006
                              ----------- ------------
                                  (in thousands)
Statutory surplus of
 Transatlantic Reinsurance
 Company                       $3,294,000 $3,059,483

    CONTACT: Transatlantic Holdings, Inc., New York
             Steven S. Skalicky, 212-770-2040